Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with Annual Report of Eco-Shift Power Corp for the year ended December 31, 2014, I, James Hughes, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	Such Annual Report on Form 10-K for the year ended December 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Annual Report on Form 10-K for the year ended December 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of the Company.

ECO-SHIFT POWER CORP

Date: April 15, 2015	By:	/s/ James Hughes
James Hughes
Chief Financial Officer